                                   EXHIBIT A
                                   ---------

                             KEY COLONY FUND, L.P.
                   10825 Financial Centre Parkway, Suite 100
                         Little Rock, Arkansas 72211

                                GENERAL PARTNER

                                        PRESENT BUSINESS                  PRESENT PRINCIPAL
                                        ----------------                  -----------------
             NAME                           ADDRESS                         OCCUPATION
             ----                           -------                         ----------
        Alex R. Lieblong             10825 Financial Centre Parkway         General Partner
                                     Suite 100
                                     Little Rock, Arkansas 72221

                           LIEBLONG TRANSPORT, INC.
                   10825 Financial Centre Parkway, Suite 100
                         Little Rock, Arkansas 72211

                       DIRECTORS AND EXECUTIVE OFFICERS

                                        PRESENT BUSINESS                  PRESENT PRINCIPAL
                                        ----------------                  -----------------
              NAME                          ADDRESS                          OCCUPATION
              ----                          -------                          ----------
        Alex R. Lieblong             10825 Financial Centre Parkway           President
                                     Suite 100
                                     Little Rock, Arkansas 72221

                            LIEBLONG TRANSPORT, INC.
                   10825 Financial Centre Parkway, Suite 100
                          Little Rock, Arkansas 72211

                                 CONTROL PERSON

                                        PRESENT BUSINESS                  PRESENT PRINCIPAL
                                        ----------------                  -----------------
             NAME                          ADDRESS                            OCCUPATION
             ----                          -------                            ----------
        Alex R. Lieblong             10825 Financial Centre Parkway            President
                                     Suite 100
                                     Little Rock, Arkansas 72221